                                  SCHEDULE 14-A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934, AS AMENDED.

Filed by the Registrant  [X]

Filed by a party other than the registrant  [  ]

Check the appropriate box:

[ ]    Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2)

[X]    Definitive proxy statement

[ ]    Definitive additional materials

[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                   ONTV, Inc.
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    $500 per each party to the controversy pursuant to Exchange Act Rule

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
       (5)   Total fee paid:

       -------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

       (1)  Amount Previously Paid

       -------------------------------------------------------------------------
       (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
       (3)  Filing Party:

       -------------------------------------------------------------------------
       (4)  Date Filed:

       -------------------------------------------------------------------------

                                   ONTV, INC.
                             75 BERMAR PARK, SUITE 5
                            ROCHESTER, NEW YORK 14624

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 2000

To the Stockholders of ONTV, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ONTV, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 10, 2000 at The Holiday Inn - Airport, 911 Brooks Avenue, Rochester, New York 14624, at the hour of 10:00 a.m., for the following purposes:

         1)       To elect three (3) directors of the Company.

         2) To ratify the appointment by the Board of Directors of Rotenberg & Company, LLP as the independent auditors of the Company's financial statements for the fiscal year ending June 30, 2001.

         3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 13, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,



                                       Ronald J. Axelrod
                                       Secretary

Rochester, New York
October 19, 2000

         ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AT THE MEETING.

                                   ONTV, INC.
                             75 BERMAR PARK, SUITE 5
                            ROCHESTER, NEW YORK 14624

                                 PROXY STATEMENT

INTRODUCTION

         The Annual Meeting of Stockholders of ONTV, Inc. (the "Company") will be held on November 10, 2000 at The Holiday Inn - Airport, 911 Brooks Avenue, Rochester, New York 14624 at 10:00 A.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by the Company's Board of Directors of proxies to be voted at such meeting and at any and all adjournments thereof. This Proxy Statement, a proxy card and the Company's 2000 Annual Report to Stockholders will be mailed to stockholders on or about October 19, 2000.

PROXIES

         Proxies properly executed and returned and not revoked will be voted on all matters presented at the Meeting (including adjournments) in accordance with the instructions contained in such proxies. In the absence of specific instructions, proxies will be voted in favor of each of the Board's nominees for director and in favor of Proposal 2, in each case as described in this Proxy Statement. Proxies may be revoked at any time prior to the exercise thereof by
(i) written notice to such effect received by the Company prior to the taking of the vote at the Meeting at the address shown above, attention: Secretary; (ii) by delivery to the Secretary prior to the taking of the vote at the Meeting of a subsequently dated, properly executed proxy relating to the same shares; or
(iii) by a vote cast in person at the Meeting (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy).

REQUIRED QUORUM

         The total number of shares of Common Stock of the Company outstanding as of October 13, 2000 was 17,186,138. The Common Stock is the only class of securities of the Company entitled to vote and each share has one vote. Only stockholders of record as of the close of business on October 13, 2000 will be entitled to vote. The Company's Certificate of Incorporation provides that a majority of the shares of the stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum.

REQUIRED VOTE

         At the Meeting, the affirmative vote of holders of a majority of the votes cast in person or by proxy is required to elect directors and to ratify the appointment of Rotenberg & Company, LLP as the independent auditors of the Company's financial statements for the year ending June 30, 2001. Stockholders will not be allowed to cumulate their votes in the election of directors. Neither abstentions nor broker non-votes will have any effect on the voting on either Proposal I or Proposal II.

         A list of Stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices, 75 Bermar Park, Suite 5, Rochester, New York 14624 for a period of ten days prior to the Meeting and will also be available at the Meeting.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board currently consists of one Director. Our bylaws provide that our Board will consist of not less than one (1) and not more than nine (9) Directors, as resolved from time to time by the Board. The Board has resolved that the number of Directors shall be three (3).

All three (3) Directors are to be elected at the Meeting to serve until the 2001 Annual Meeting of the Company and thereafter until their respective successors shall have been elected and shall have qualified. The Board recommends that the stockholders vote in favor of the election of the three (3) nominees named in this Proxy Statement to serve as Directors of the Company.

If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve, the persons named in the proxy will, at the direction of the Board of Directors, either vote for such substitute nominee or nominees as the Board of Directors recommends or vote to allow the vacancy created thereby to remain open until filled by the Board. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

The following table sets forth each nominee for Director, the positions and offices presently held with the Company by him, his age and the year from which his service on the Company's Board of Directors dates:

                                                                                                        YEAR FIRST
                        NAME            AGE                           POSITION                            ELECTED
                        ----            ---                           --------                            -------

             Daniel M. Fasano           39        Chief  Executive  Officer  and  Chairman  of the         1996
                                                  Board of Directors

             Frank T. Costanzo          52        President                                                 n/a
             Curt B. Westrom            57        Treasurer and Chief Financial Officer                     n/a


The Board of Directors held one meeting during the fiscal year ended June 30, 2000.

The Company's Director currently receives no compensation for his services as such. However, the Company's by-laws provide that by resolution of the Board, any Director may be paid any one or more of the following: his expense, if any, of attendance at a meeting; a fixed sum for attendance at each meeting; or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor.

The Company to date has had neither a nominating committee, a compensation committee or an audit committee.

                               EXECUTIVE OFFICERS

The following table sets forth the name, age at November 10, 2000, and position of each executive officer.

          NAME              AGE                     POSITION WITH THE COMPANY
          ----              ---                     -------------------------

Daniel M. Fasano             39            Chairman and Chief Executive Officer

Frank T. Costanzo            52            President

Curt B. Westrom              57            Treasurer and Chief Financial Officer

Ronald J. Axelrod            54            Secretary


Our executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our executive officers or Directors.

BIOGRAPHIES OF DIRECTORS AND EXECUTIVE OFFICERS

DANIEL M. FASANO, of Rochester, New York, has served as CEO of the Company since February 1996. Mr. Fasano has over twelve years experience in the Direct Response Industry. Mr. Fasano was the first to successfully market, in a retail setting, products traditionally sold exclusively on television. During this period, Mr. Fasano was an officer in a Direct Response cosmetics and skin care company involved in the production of infomercials. Mr. Fasano attended Rochester Institute of Technology.

FRANK T. COSTANZO, of Chandler, Arizona, was appointed President of the Company in January 2000. Mr. Costanzo has been a founder, officer and/or director in several public and private companies, including Ronco Holding, LLC. He has been a business consultant with FTC & Associate, Inc., during the past five years. In this capacity, he has served as President of FTC & Associate, Inc., President of What-a-Product, Inc. and Chief Operating Officer of Ronco Inventions, Inc. In addition, Mr. Costanzo has been an adviser to Coordinated Strategic Alliances, Inc., a major supplier of product to QVC Television. Mr. Costanzo also has served as an officer of Featherfew, Inc., an Arizona based publishing company. Mr. Costanzo has taught at the University of Phoenix and remains an adjunct faculty member. He received a MA Degree from Kane College of New Jersey, and holds a BA Degree from St. Bonaventure University.

CURT B. WESTROM, of Bemus Point, New York, was appointed Treasurer and Chief Financial Officer of the Company in January 2000. From 1997 until 2000, Mr. Westrom was the sole principal of Curt B. Westrom, P.A., a public accounting firm in Jamestown, NY. During the period 1993 through 1997, Mr. Westrom was the President and sole shareholder of Standard Portable Products, Inc. a manufacturing company in Mayville, NY. Prior to 1993, Mr. Westrom was a co-founder and Chief Financial Officer for an electronics manufacturer, Electronic Technology Group, Inc., a Buffalo, NY based public company. He holds a Bachelor' Degree in Accounting from St. Bonaventure University.

RONALD J. AXELROD, of Pittsford, New York, was appointed Secretary of the Company in January 2000. Mr. Axelrod has been a full time practicing attorney, in Rochester, NY, for the past 30 years. He was co-founder of The Maxim Group, Inc., now known as Floor Covering America, and traded on the New York Stock Exchange. Mr. Axelrod has a B.S. Degree in Finance from SUNY at Buffalo and a J.D. Degree from its Law School.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 13, 2000 by (i) each person who is known by the Company based on the records of the Company's transfer agent and relevant documents filed with the SEC to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each member of the Board, (iii) the executive officers of the Company, and (iv) all members of the Board and executive officers of the Company as a group. Unless otherwise specified, the address of each named individual is the address of the Company.

NAME OF BENEFICIAL OWNER AND        AMOUNT AND NATURE OF      PERCENT OF COMMON
TITLE OF BENEFICIAL OWNERSHIP     BENEFICIAL OWNERSHIP (1)    STOCK OUTSTANDING
--------------------------------------------------------------------------------

Daniel M. Fasano - Chairman, CEO         2,900,000                 16.9%

Daniel J. Fasano - None                  3,000,000                 17.4%
  13 Fox Tail Lane
  Rochester, NY 14624

Emanuel Tarboti - None                   1,500,000                  8.7%
  P.O. Box 1767
  Rancho Santa Fe, CA 92067

Frank T. Costanzo - President              683,500                  4.0%

Curt B. Westrom - Treasurer                -0- (2)                   -0-

Ronald J. Axelrod - Secretary              360,000                  2.1%

All Directors and Executive Officers     6,943,500                 40.4%
  as a group (4 Individuals)

----------



(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Excludes 10,000 shares owned by Mr. Westrom's son, as to which shares Mr. Westrom disclaims beneficial ownership.]

                             EXECUTIVE COMPENSATION

The following table provides certain summary information for fiscal 2000 concerning compensation paid or accrued by us to Mr. Fasano for services rendered in all capacities to the Company. No other executive officer of the Company was paid annual salary and bonus in excess of $100,000 during such period.


                           SUMMARY COMPENSATION TABLE

                                                            Annual Compensation (1)
                                                            -----------------------

                                         Year                                                   All Other
Name and Principal Position             Ending             Salary ($)       Bonus ($)       Compensation ($)
---------------------------             ------             ----------       ---------       ----------------

Daniel M. Fasano                        6/30/00             41,677            -0-              6,000 (2)
CEO                                     6/30/99              -0-              -0-              6,000 (2)
                                        6/30/98              -0-              -0-              6,000 (2)

1) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

2)       These amounts are payments for business use of Mr. Fasano's personal vehicle.

3)       All options were granted pursuant to Mr. Fasano's employment agreement dated January 1, 2000.

STOCK OPTIONS GRANTED IN FISCAL 2000

The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 2000 to Mr. Fasano:

                                     OPTION GRANTS IN FISCAL 2000

                                                                                                     Potential Realizable Value at
                                                                                                      Assumed Rates of Stock Price
                                                     Individual Grants                              Appreciation for Option Term (2)
                           ---------------------------------------------------------------------   ---------------------------------
                              Number of         Percent of Total
                             Securities        Options Granted to      Exercise
                         Underlying Options       Employees In        Price Per       Expiration
           Name            Granted (#) (1)      Fiscal Year (%)     Share ($/Sh)       Date             5%               10%
           ----            ---------------      ---------------     ------------       ----             --               ---

     Daniel M. Fasano          100,000                8.3                1.00          12/31/05       26,000           60,000
            CEO                100,000                8.3                2.00          12/31/05       54,000          121,000
                               100,000                8.3                3.00          12/31/05       81,000          181,000
                               100,000                8.3                4.00          12/31/05      110,000          243,000
------------

(1)      All options were granted pursuant to Mr. Fasano's employment agreement dated 1/1/00.
(2)      Amounts  reported in this column represent  hypothetical  values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the option. These numbers are calculated based on rules of the Securities and Exchange Commission. Potential gains are net of exercise price, but before taxes associated with exercise. This table is not intended to predict future movements of the Company's stock price.


FISCAL YEAR END OPTIONS

Mr. Fasano did not exercise any options in fiscal 2000. The following table sets forth the value of outstanding options held by Mr. Fasano as of June 30, 2000.

                                     No. of Securities Underlying                          Value of Unexercised
                                          Unexercised Options                              In-The-Money Options
                                ----------------------------------------      --------------------------------------------
                Name              Exercisable            Unexercisable              Exercisable          Unexercisable
                ----              -----------            -------------              -----------          -------------

       Daniel M. Fasano, CEO          -0-                   400,000                     -0-                  -0- *

--------------------------------------------------------------------------------------------------------------------------

* None of Mr. Fasano's options were in the money as of June 30, 2000.

                              EMPLOYMENT AGREEMENT

Daniel M. Fasano entered into a new five year employment agreement with the Company on January 1, 2000, expiring December 31, 2005. This agreement carried a annual base salary of $125,000 for the first year, to be increased by $12,500 per year for each of the remaining four years of the agreement. The agreement also provides for incentive compensation based upon certain increases to the Company's revenues, a Stock Option Plan which will allow Mr. Fasano to purchase stock based on the trading price of the stock reaching specific targets, and a provision for the payment of termination benefits should the Company undergo a sale or transfer of ownership. Under this agreement, Mr. Fasano is subject to non-compete, nondisclosure, and assignment of invention provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Company, as an investor in a privately held company in Rochester, NY, has a 20% interest in Tirk Internet Systems, Inc. (Tirk). Tirk is the developer of a Java Application Server, the Tirk Application Server. The Tirk Application Server will allow developers to rapidly develop database driven web sites and Internet based applications. The Tirk Application Server is comprised of a powerful multithreaded http web server and an object database. The Tirk Application Server is an open system in that it can be extended with Java and other interpreted languages. Currently the interpreted programming language JPython has been bundled with the Tirk Application Server allowing for rapid prototyping and application development. Other interpreted or scripting languages in which a Java interpreter exists may be bundled with the system such as TCL, Rhino, and Beanshell (a Java interpreted scripted language).

The platform incorporates a tag based template system to implement business logic and also to provide html developers a powerful time saving environment. The application server is web based, in that it is maintained and administered via a web browser. Tirk has leveraged XML technology throughout the Platform with the aid of a Sax based XML parser. XML is used in the following areas, System Configuration, Object Definitions, Data Modeling, User Interfaces, Defining Access Privileges, and Cluster Management.

As part of the same transaction in which the Company acquired a 20% interest in Tirk, Tirk received 450,000 common shares in the Company. In addition, Tirk has a warrant to purchase an additional 400,000 shares of common stock at $.50 per share. Also, the Company has a warrant to purchase 5% of Tirk for an exercise price of $75,000 at any time prior to April 30, 2004.

Dean Fragnito, a principal in Tirk, is a relative of Daniel M. Fasano, the Company's Chief Executive Officer.

Under Rule 405 promulgated under the Securities Act of 1933, two individuals, Daniel J. Fasano and Daniel M. Fasano (father and son) (see references to these individuals in other location with the statement) are defined as promoters. No other promoters have been involved with the Company.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10% holders of our outstanding common stock to file with the SEC reports of their ownership and changes in ownership of our common stock held by such persons. Based solely on a review of the forms it has received [and on written representations of certain reporting persons that no forms were required for them], the Company believes that during the fiscal year ended June 30, 2000, all Section 16 reporting requirements were complied with by such persons.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Rotenberg & Company, LLP to serve as independent auditors to audit the financial statements of the Company for fiscal 2001. Rotenberg & Company have acted as auditors for the Company since December 1, 1999. Representatives of that firm are expected to be present at the Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal. In the event that ratification by the stockholders of the appointment of Rotenberg & Company, LLP as the Company's independent auditors is not obtained, the Board will reconsider such appointment.

                      PROPOSALS BY HOLDERS OF COMMON STOCK

Any proposal which a stockholder of the Company desires to be considered for inclusion in the proxy statement relating to the 2001 Annual Meeting of Stockholders must be received by the Company at its executive offices no later than June 13, 2001. The offices of the Company are located at 75 Bermar Park, Suite 5, Rochester, New York, 14624.

                           EXPENSES AND OTHER MATTERS

The Company will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. The Company has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and the Company has agreed to reimburse them for their expenses in so doing.

Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.

              By Order of the Board of Directors

              RONALD J. AXELROD, Secretary                October 19, 2000

                                   ONTV, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, November 10, 2000

The undersigned hereby appoints Ronald J. Axelrod as proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of ONTV, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on November 10, 2000, at 10 a.m., at The Holiday Inn-Airport, 911 Brooks Avenue, Rochester, NY 14624, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annul Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

     1. To elect a Board of (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  Daniel M. Fasano, Frank T. Costanzo, Curt B. Westrom

          [ ] FOR nominees listed above (except as marked to the contrary below).

          [ ] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS; To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

                        ---------------------------------

          2. To ratify the designation of Rotenberg & Company, LLP as the independent auditors for the period ending June 30, 2001:

                       [ ] FOR          [ ]  AGAINST               [ ] ABSTAIN

          3. To transact such other business as may properly come before the Annual Meeting.

                  [ ] FOR             [ ]  AGAINST               [ ]  ABSTAIN

Your are cordially invited to attend the Meeting in person. Whether or not you plan to attend the annual meeting, please sign and return this proxy card in the enclosed envelope.

This proxy will be voted as directed, or, if no direction is indicated, will be voted "FOR" the stated proposals.
                                               _________________________________
                                               Signature of Stockholder

                                               _________________________________
                                               Signature if held jointly

                                               Dated:_______________, 2000

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give you full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.